Exhibit 99.1

NEWS

CHARTER COMMUNICATIONS LAUNCHES NEW MULTIYEAR, MULTIBILLION-DOLLAR INITIATIVE TO EXPAND BROADBAND AVAILABILITY TO OVER 1 MILLION NEW CUSTOMER LOCATIONS

$5 Billion Investment to Include $1.2 Billion in Rural Digital Opportunity Funding to Expand Broadband Network to Unserved Communities

Charter to Hire More than 2,000 Employees and Contractors to Support
24-State RDOF Broadband Deployment

STAMFORD, Conn. – Feb. 1, 2021 – Charter Communications, Inc. (NASDAQ: CHTR) today announced the launch of a multiyear, multibillion-dollar broadband buildout initiative to deliver gigabit high-speed broadband access to more than 1 million unserved customer locations, as estimated by the Federal Communications Commission (FCC) and awarded to Charter in the Rural Digital Opportunity Fund (RDOF) Phase I auction. Charter expects to invest approximately $5 billion to support its buildout initiative - offset by $1.2 billion in support won from the RDOF auction - expanding Charter’s network to lower-density, mostly rural communities that do not have access to broadband service of at least 25/3 Mbps.

The new initiative is in addition to Charter’s existing network expansion plans, including numerous state broadband grant projects, as well as the Company’s previously planned privately funded expansions. The network Charter will build in these rural areas will offer 1 Gbps high–speed broadband access to all newly served customer locations with starting speeds of 200 Mbps, enabling consumers to engage in remote learning, work, telemedicine and other applications that require high-bandwidth, low-latency connectivity. These new customer locations also will benefit from Charter’s high-value Spectrum pricing and packaging structure, including its Spectrum Mobile™, Spectrum TV and Spectrum Voice offerings. The Company will continue to apply its customer-friendly policies in newly served regions, including no data caps, modem fees or annual contracts, combined with high-quality service provided by U.S.-based, insourced employees.

Today’s announced initiative offers Charter an attractive long-term investment opportunity, as it will drive additional customer growth via an expanded footprint in unserved areas. Additionally, the presence of Charter’s modern communications network in these rural areas may result in economic development and more homes and businesses for Charter to serve in these communities and additional buildout to adjacent communities, producing greater investment returns over time. Charter looks forward to participating in additional public-private partnerships to expand broadband access.

“The pandemic has further highlighted the need for broadband availability and adoption and Charter is committed to furthering its efforts as part of the comprehensive solution needed to address these challenges,” said Tom Rutledge, Chairman and CEO of Charter Communications. “As Americans across the country increasingly rely on broadband to work, learn, access healthcare and stay in touch with family and loved ones, bringing broadband access to more unserved areas should be a priority for all stakeholders. Charter’s new multibillion-dollar buildout initiative further highlights the importance of the sophisticated broadband networks that the U.S. cable industry has built over several decades, and the industry’s commitment to the local communities it serves. As we continue to help provide more Americans with reliable access to the internet ecosystem, our hope is that federal, state and local authorities, other private companies, pole owners and broadband providers will work together and play a pivotal role in expanding networks to unserved areas.”

Preparation for the RDOF Phase I broadband buildout has already begun and will include Charter expanding its existing construction organization in order to focus on deployment of this new fiber optic network. Charter expects to hire more than 2,000 employees and contractors to support the RDOF and future rural buildout initiatives. In addition to Charter’s ongoing network expansion, the RDOF program alone will drive a 15% increase in the Company’s network mileage coverage while expanding service to more than 1 million previously unserved homes and businesses across 24 states as estimated by the FCC. The states are: Alabama, California, Florida, Georgia, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Michigan, Missouri, New Hampshire, New Mexico, North Carolina, Ohio, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Vermont, Virginia, Washington, and Wisconsin.

Seattle
WASHINGTON
Portland
OREGON
IDAHO
MONTANA
WYOMING
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
Omaha
IOWA
MINNESOTA
Minneapolis
WISCONSIN
Milwaukee
Chicago
MICHIGAN
Detroit
NEW YORK
VERMONT
NEW HAMPSHIRE
MAINE
Boston
MASSACHUSETTS
CONNECTICUT
New York
NEW JERSEY
PENNSYLVANIA
Pittsburgh
Baltimore
DELAWARE
DISTRICT OF COLUMBIA
Cleveland
Toledo
OHIO
Columbus
Cincinnati
WEST VIRGINIA
VIRGINIA
Virginia Beach
INDIANA
ILLINOIS
Saint Louis
Kansas City
MISSOURI
KENTUCKY
Nashville
TENNESSEE
Memphis
NORTH CAROLINA
SOUTH CAROLINA
Atlanta
GEORGIA
ALABAMA
MISSISSIPPI
ARKANSAS
LOUISIANA
New Orleans
Jacksonville
FLORIDA
Tampa
Miami
TEXAS
Dallas
Arlington Fort Worth
Austin
Houston
San Antonio
El Paso
OKLAHOMA
Oklahoma City
Tulsa
KANSAS
Wichita
COLORADO
Denver
Colorado Springs
NEW MEXICO
Albuquerque
ARIZONA
Phoenix
Tucson
UTAH
NEVADA
Las Vegas
CALIFORNIA
Sacramento
San Jose
Fresno
Los Angeles
Long Beach
San Diego

Current Footprint

Rural Digital Opportunity Fund Census Blocks Won

Charter
COMMUNICATIONS

The successful and timely execution of today’s announced initiative is dependent on a variety of external factors, including the utility pole permitting and “make-ready” processes. With fewer homes and businesses in these areas, broadband providers need to access multiple poles for every new home served, as opposed to multiple homes per pole in higher-density settings. As a result, pole applications, pole replacement rules and their affiliated issue resolution processes are all factors that can have a significant impact on the length of time it takes to build into these rural areas.

Rutledge added, “The more cooperation we have with the pole owners and utility companies, the faster we can connect these communities with high-speed internet services. We look forward to working with local municipalities, electric cooperatives, and investor-owned utilities to ensure that permits are obtained in a timely, fair and cost-effective fashion.”

Charter’s operating strategy has succeeded in producing industry leading broadband growth and the associated construction experience that will facilitate the Company’s continued expansion of rural connectivity services and ongoing success for all stakeholders. In the last three years alone, Charter has invested more than $20 billion in American infrastructure and technology, continually investing in its existing network to provide new services and accommodate higher traffic, and has at the same time extended its network to reach nearly 2.5 million new homes and businesses, about one-third of which are in rural areas.

About Charter

Charter Communications, Inc. (NASDAQ:CHTR) is a leading broadband connectivity company and cable operator serving more than 31 million customers in 41 states through its Spectrum brand. Over an advanced communications network, the company offers a full range of state-of-the-art residential and business services including Spectrum Internet®, TV, Mobile and Voice.

For small and medium-sized companies, Spectrum Business® delivers the same suite of broadband products and services coupled with special features and applications to enhance productivity, while for larger businesses and government entities, Spectrum Enterprise provides highly customized, fiber-based solutions. Spectrum Reach® delivers tailored advertising and production for the modern media landscape. The company also distributes award-winning news coverage, sports and high-quality original programming to its customers through Spectrum Networks and Spectrum Originals. More information about Charter can be found at corporate.charter.com.

# # #

Media Contacts:
Cameron Blanchard, cameron.blanchard@charter.com
Justin Venech, justin.venech@charter.com

Investor Relations
Stefan Anningner, stefan.anninger@charter.com

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